UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2006

                            CHECKPOINT SYSTEMS, INC.
    (Exact name of Registrant as specified in its Articles of Incorporation)

        Pennsylvania                                    22-1895850
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   (State of Incorporation)                   (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey          08086
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  (Address of principal executive offices)               (Zip Code)

                                  856-848-1800
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              (Registrant's telephone number, including area code)

                                       N/A
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             (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01  Completion of Acquisition or Disposition of Assets
On January 30, 2006, the Company issued a press release announcing the completion of the sale of its barcode systems (BCS) business to SATO, a global leader in barcode printing, labeling, and EPC/RFID solutions for total consideration of $37 million in cash, plus the assumption by SATO of $5 million in liabilities. The final purchase price is subject to certain post-close adjustments relating to operating assets.

Item 7.01  Regulation FD Disclosure

On January 30, 2006, the Company issued a press release announcing the completion of the sale of its barcode systems (BCS) business to SATO (as discussed in Item 2.01 hereof), which press release is attached hereto as
Exhibit 99.1. This press release and the information disclosed under Item 1.01 above are incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits
         99.1     Press Release dated January 30, 2006.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHECKPOINT SYSTEMS, INC.


Dated:  January 31, 2006                       By:  /s/ W. Craig Burns
                                                  -----------------------------
                                            Title:  Executive Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer

                            Checkpoint Systems, Inc.

                                Index of Exhibits

Exhibit Number          Description
--------------          -----------
99.1                    Press Release dated January 30, 2006.